UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2007

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Annual Review Notes Linked to the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Index due November 9, 2010
8.2
Tax Opinion of Davis Polk & Wardwell relating to Notes Linked to a Weighted Basket of Three Buffered Return Enhanced Components, Consisting of the Dow Jones EURO STOXX 50® Index, the FTSE™ 100 Index and the Nikkei 225 Index due December 3, 2008

8.3
Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due April 30, 2013

8.4
Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due October 31, 2012

8.5
Tax Opinion of Davis Polk & Wardwell relating to Index Basket Knock-Out Notes Linked to an Equally Weighted Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due October 29, 2010

8.6
Tax Opinion of Davis Polk & Wardwell relating to Index Basket Knock-Out Notes Linked to an Equally Weighted Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due October 29, 2010

8.7	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due January 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.8	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due January 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.9	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due April 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.10	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due April 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.11	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due October 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.12	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due October 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.13	Tax Opinion of Davis Polk & Wardwell relating to Knock-Out Return Enhanced Notes Linked to the iShares® MSCI Emerging Markets Index Fund due December 4, 2008
8.14	Tax Opinion of Davis Polk & Wardwell relating to 9.50% (equivalent to 19.00% per annum) Reverse Exchangeable Notes due April 30, 2008 Linked to the Common Shares of Research In Motion Limited
8.15	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Buffered Return Enhanced Notes Linked to the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Index due October 30, 2009
8.16	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due October 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.17	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Notes Linked to a Weighted Basket Consisting of Three Commodities and Three Commodity Indices due October 29, 2010
8.18	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Return Enhanced Notes Linked to the TOPIX® Index and the Nikkei 225 Index due December 4, 2008
8.19	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the FTSE/Xinhua China 25 Index due June 30, 2009
8.20	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Notes Linked to a Weighted Basket Consisting of Three Commodities and Three Commodity Indices due October 29, 2010
8.21	Tax Opinion of Davis Polk & Wardwell relating to 9.20% Reverse Exchangeable Notes due October 31, 2008 Linked to the Common Stock of Bank of America Corporation
8.22	Tax Opinion of Davis Polk & Wardwell relating to 10.00% (equivalent to 20.00% per annum) Reverse Exchangeable Notes due April 30, 2008 Linked to the iShares® FTSE/Xinhua China 25 Index Fund
8.23	Tax Opinion of Davis Polk & Wardwell relating to 12.25% Reverse Exchangeable Notes due November 6, 2008 Linked to the Common Stock of Tesoro Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin
	Name:	Neila B. Radin
	Title:	Senior Vice President

Dated: October 30, 2007

EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Annual Review Notes Linked to the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Index due November 9, 2010
8.2
Tax Opinion of Davis Polk & Wardwell relating to Notes Linked to a Weighted Basket of Three Buffered Return Enhanced Components, Consisting of the Dow Jones EURO STOXX 50® Index, the FTSE™ 100 Index and the Nikkei 225 Index due December 3, 2008

8.3
Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due April 30, 2013

8.4
Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due October 31, 2012

8.5
Tax Opinion of Davis Polk & Wardwell relating to Index Basket Knock-Out Notes Linked to an Equally Weighted Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due October 29, 2010

8.6
Tax Opinion of Davis Polk & Wardwell relating to Index Basket Knock-Out Notes Linked to an Equally Weighted Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due October 29, 2010

8.7	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due January 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.8	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due January 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.9	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due April 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.10	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due April 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.11	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due October 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.12	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due October 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.13	Tax Opinion of Davis Polk & Wardwell relating to Knock-Out Return Enhanced Notes Linked to the iShares® MSCI Emerging Markets Index Fund due December 4, 2008
8.14	Tax Opinion of Davis Polk & Wardwell relating to 9.50% (equivalent to 19.00% per annum) Reverse Exchangeable Notes due April 30, 2008 Linked to the Common Shares of Research In Motion Limited
8.15	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Buffered Return Enhanced Notes Linked to the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Index due October 30, 2009
8.16	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due October 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.17	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Notes Linked to a Weighted Basket Consisting of Three Commodities and Three Commodity Indices due October 29, 2010
8.18	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Return Enhanced Notes Linked to the TOPIX® Index and the Nikkei 225 Index due December 4, 2008
8.19	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the FTSE/Xinhua China 25 Index due June 30, 2009
8.20	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Notes Linked to a Weighted Basket Consisting of Three Commodities and Three Commodity Indices due October 29, 2010
8.21	Tax Opinion of Davis Polk & Wardwell relating to 9.20% Reverse Exchangeable Notes due October 31, 2008 Linked to the Common Stock of Bank of America Corporation
8.22	Tax Opinion of Davis Polk & Wardwell relating to 10.00% (equivalent to 20.00% per annum) Reverse Exchangeable Notes due April 30, 2008 Linked to the iShares® FTSE/Xinhua China 25 Index Fund
8.23	Tax Opinion of Davis Polk & Wardwell relating to 12.25% Reverse Exchangeable Notes due November 6, 2008 Linked to the Common Stock of Tesoro Corporation